Name of Investor:

Total Value of Investment:

SHOW ME ETHANOL, LLC

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Purchase Agreement”) is made by and between Show Me Ethanol, LLC, a Missouri limited liability company, (the “Company”), and the undersigned (“you” or the “Notes Investor”) subscribing to purchase 9% Subordinated Secured Promissory Notes of the Company (the “Notes”) pursuant to the terms of this Purchase Agreement and the annexes attached hereto.

By completing, executing and delivering this Purchase Agreement, you hereby agree as follows:

1. PURCHASE OF NOTES. Subject to the terms, conditions and provisions of this Purchase Agreement, you hereby agree to purchase the Notes in the total amount stated at the top of this page.

The Notes Investor agrees to deliver to either the Escrow Agent or the Company at their respective address:

Show Me Ethanol, LLC
26530 E. Highway 24
Carrollton, Missouri 64633

State Bank of Slater
201 West Maple Street
Slater, Missouri 65349
Attention: William L. “Bud” Summers

the following items:

•	a completed and executed copy of this Purchase Agreement;

•	payment, in the form of a cashier’s check or by wire transfer to the Escrow Agent, for the total investment made by you; and

•	such other documents as the Company may reasonably request in the future to validate the representations and warranties made below are true.

You agree that you shall not purchase the Notes unless you can make the representations set forth in Section 7 below. You must initial each of the representations in Section 7 below.

You hereby specifically accept, adopt and agree to be bound by each and every provision of the Loan and Security Agreement, the Intercreditor/Subordination Agreement, the Note, the Leasehold Deed of Trust, Assignment of Rents and Security Agreement and the Escrow Agreement, as each may be amended from time to time as if executing such documents by signature thereon. You also hereby acknowledge that you have received copies of the following items from the Company:

•	the Loan and Security Agreement, attached hereto as Annex A;

•	the Intercreditor/Subordination Agreement, attached hereto as Annex B;

•	a form of the final Note, attached hereto as Annex C;

•	the Escrow Agreement, attached hereto as Annex D;

•	the Leasehold Deed of Trust, Assignment of Rents and Security Agreement, attached hereto as Annex E; and

•	The Company’s Annual Report filed on Form 10-K for the period ending December 31, 2007 and its Current Reports filed on Form 8-K since January 1, 2008, attached hereto as Annex F.

2. MINIMUM INVESTMENT AMOUNT. Notes Investor agrees and acknowledges that his or her minimum total purchase for this offering must be at least Twenty Thousand Dollars ($20,000) and increasing in excess of the minimum Twenty Thousand Dollars in increments of Five Thousand Dollars ($5,000) (the “Investment Amount”).

3. ACCEPTANCE OF OFFER TO PURCHASE. Notes Investor acknowledges that the Company has the right to accept this offer to purchase at any time on or before June 6, 2008. Notes Investor understands that the Company may accept this offer for all or any portion of the Investment Amount (in accordance with Section 2 above) or may reject this offer, in full or in part, without notice and with or without cause. If Notes Investor’s offer to purchase is accepted by the Company, the Company shall execute such signature page, complete the date, which shall be the date the Notes Investor’s offer to purchase is accepted by the Company, and return a fully executed and dated copy of this Purchase Agreement to the Notes Investor, along with the Note executed by the Company.

4. PAYMENT OF INVESTMENT AMOUNT. Notes Investor agrees that payment for the Investment Amount is due upon delivery of this Purchase Agreement to the Escrow Agent or the Company. After payment has been made, such funds will be held pursuant to the terms of the Escrow Agreement attached hereto as Annex D.

5. ACCEPTANCE OR REJECTION OF OFFER TO PURCHASE. In the event of the rejection of this offer to purchase, Note Investor’s payment will promptly be returned to Note Investor, in accordance with the terms of the Escrow Agreement, attached hereto as Annex D, and this Purchase Agreement shall have no further force or effect.

6. INFORMATION. NOTES INVESTOR AGREES AND ACKNOWLEDGES THAT HE OR SHE HAS RECEIVED, CAREFULLY REVIEWED AND UNDERSTANDS THE INFORMATION AND DOCUMENTS WHICH ARE ATTACHED HERETO. THIS INFORMATION IS RELEVANT TO THE NOTES INVESTOR’S DECISION TO ENTER INTO THIS PURCHASE AGREEMENT AND ALL AGREEMENTS AND DOCUMENTS RELATING THERETO.

7. REPRESENTATIONS, WARRANTIES, ACKNOWLEDGEMENTS & AGREEMENTS. Notes Investor represents, warrants, acknowledges and agrees as follows (please initial each space provided, as appropriate):

_____ (a)	I am a resident of the state set forth by my signature below, and I am not a nonresidential alien of the United States.

_____ (b)
I understand the Notes have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws, and are being offered and issued in reliance upon exemptions provided in the Act and rules promulgated thereunder, and applicable state securities laws and regulations. I make the representations, warranties, acknowledgments and agreements in this Purchase Agreement with the intent that the same may be relied upon by the Company in complying with such exemptions. I understand that the Company has no obligation or intention to register the Notes. There will be no public market for the Notes, and the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Act with respect to the resale of restricted securities will be unavailable to me in respect of the Notes unless all of the conditions of that rule are met. I further understand that no federal or state agency has recommended or endorsed the Notes or made any finding or determination as to the fairness, accuracy or completeness of the provisions hereof or the offering of the Notes. I understand that as a consequence of the limitations above, it may not be possible for me to liquidate my investment in the Notes in the event of an emergency, change of circumstances or other immediate need for cash.

_____ (c)
After receipt of this executed Purchase Agreement by the Company, the Company may require me to submit such additional documentation as the Company deems necessary or appropriate to establish or otherwise evidence or substantiate compliance with this Purchase Agreement and/or applicable federal or state securities laws or regulations. All information set forth in any such additional documentation will be true and accurate in all respects.

_____ (d)
I have received and carefully read and am familiar with the Loan and Security Agreement, Intercreditor/Subordination Agreement, Form of Notes, Escrow Agreement, the Leasehold Deed of Trust, Assignment of Rents and Security Agreement, the Company’s public filings with the Securities and Exchange Commission, and this Purchase Agreement. I confirm that I agree to the terms of each of the Loan and Security Agreement, Intercreditor/Subordination Agreement, the Note, the Leasehold Deed of Trust, Assignment of Rents and Security Agreement and the Escrow Agreement (collectively the Loan Documents”), including appointment of the State Bank of Slater as Agent under the Loan and Security Agreement, appointment of the State Bank of Slater as Escrow Agent under the Escrow Agreement, that pursuant to the Intercreditor/Subordination Agreement the senior creditors of the Company will be paid prior to any claims a Notes Investor may have in case of Company bankruptcy. The terms and provisions of the Loan Documents are hereby incorporated herein by this reference. In particular, I acknowledge and agree that I have read and understand the provisions of Section 11 of the Loan and Security Agreement and that I agree to be bound by these provisions, including, but not limited to, the indemnification provisions set forth in Section 11.7 of the Loan and Security Agreement. In addition, I specifically acknowledge and agree that neither Agent (as defined in the Loan and Security Agreement) nor Escrow Agent (as defined in the Escrow Agreement) have made any representations or warranties to me with respect to or regarding this Purchase Agreement, the Loan and Security Agreement, Intercreditor/Subordination Agreement, the Note, the Leasehold Deed of Trust, Assignment of Rents and Security Agreement or the Escrow Agreement, the Collateral (as defined in the Loan and Security Agreement), any liens or security interests on or in the Collateral, any of the transactions contemplated under this Purchase Agreement or these other Loan Documents, the prospects of repayment of the sums I am loaning to the Company, the return on my investment or any other matter relating to this Purchase Agreement and the transactions contemplated under this Purchase Agreement and the other Loan Documents.

_____ (e)
I have had access, during the course of this transaction and prior to the sale of the Notes, to all information that I believe to be necessary to enable me to evaluate the merits and risks of a prospective investment in the Notes and of entering into this Purchase Agreement. I have had the opportunity to ask questions of and receive answers from the officers of the Company, or a person or persons acting on their behalf, concerning the terms and conditions of the offering and the opportunity to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information to which I have had access. All questions raised by me have been answered to my full satisfaction.

_____ (f)
I (i) am acquiring the Notes subscribed for herein for my own account for investment only and not with a view to the distribution or transfer thereof, and as the sole record and beneficial holder thereof; (ii) am acquiring the Notes without any intention of reselling or distributing the Notes except in accordance with the provisions of the Act and rules and regulations promulgated thereunder and applicable state securities laws, rules and regulations; and (iii) agree that I will not sell, pledge, hypothecate, donate or otherwise transfer the Notes, whether or not for consideration, except in accordance with such laws, rules and regulations, and in all events except upon the submission to the Company of such other evidence as may be satisfactory to counsel to the Company, to the effect that any such transfer shall not be in violation of the Act, applicable state securities laws or any rules or regulations promulgated thereunder.

_____ (g)
I have such knowledge and experience in financial and business matters that I and/or my advisors are capable of evaluating the merits and risks of the prospective investment in the Notes and of the entering into of this Purchase Agreement. I am able to bear the economic risk of the investment in the Notes and of entering into this Purchase Agreement, and I have adequate financial or other means for providing for my current needs and contingencies and have no need for liquidity in this investment.

_____ (h)
My overall commitment to investments which are not readily marketable is not disproportionate to my net worth, and my investment in the Notes will not cause such overall commitment to become excessive.

_____ (i)
I understand that an investment in the Company involves significant risks, including but not limited to, the lack of transferability of the Notes, the Company’s lack of operating history, competition and government regulation in the alternative energy industry, general economic conditions, and the Company’s lack of business diversity. I have evaluated and understand the risks associated with an investment in the Company and knowingly accept the same.

_____ (j)	I understand and acknowledge that the Notes will contain a legend similar to the following:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SAID ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PAYMENTS OF PRINCIPAL AND INTEREST IN RESPECT OF THIS NOTE ARE SUBORDINATED, TO THE EXTENT SPECIFIED IN THE INTERCREDITOR/SUBORDINATION AGREEMENT, DATED AS OF May___, 2008, BY AND AMONG SHOW ME ETHANOL, LLC, THE MAKER, FCS FINANCIAL, PCA, AND EACH OF THE OTHER PERSONS SUBJECT TO SUCH AGREEMENT, TO PAYMENTS OF CERTAIN SENIOR INDEBTEDNESS OF MAKER.

_____ (k)
I understand and acknowledge that with respect to the Notes, including any portion of the Notes presented for transfer, the Company shall place the preceding legend in subparagraph (j) on any new Note which may be issued in connection with such transfer, and shall also make notations on the records of the Company regarding restrictions on the transferability of said new Note represented thereby.

_____ (l)
I further warrant that the information set forth in this Purchase Agreement is true and correct and I acknowledge that the Company, the Agent and the Escrow Agent are each relying on the accuracy of the information contained herein.

_____ (m)	I am an “accredited investor,” as such term is defined under federal securities laws, and therefore I meet the standards established in one of the following categories:

a)	a director or executive officer of Show Me Ethanol, LLC;

b)	individual net worth, or joint net worth with your spouse, exceeds $1,000,000; or

c)
individual income in excess of $200,000 in 2006 and 2007 or joint income with your spouse in excess of $300,000 in 2006 and 2007 and you have a reasonable expectation of reaching at least the same income level in 2008.

8. CORRECT AND CURRENT INFORMATION. Notes Investor represents and warrants that all of the information provided to Company in connection with this Purchase Agreement is true, correct and complete as of the date hereof, and Notes Investor further represents, warrants and agrees that if there should be any change in any of such information prior to the Company’s acceptance of Notes Investor’s offer to purchase, Notes Investor shall immediately furnish such revised and corrected information to the Company. Notes Investor represents and warrants that (i) he or she is over 18 years of age and is legally competent to execute this Purchase Agreement; (ii) he or she has full power and authority to execute this Purchase Agreement and to make the representations, warranties, acknowledgments, agreements and covenants contained herein; (iii) he or she is authorized to purchase the Notes and to enter into this Purchase Agreement; and (iv) the purchase of the Notes by Notes Investor and the execution and delivery of this Purchase Agreement by Notes Investor have been authorized by Notes Investor (if required) and are not prohibited in any way.

9. INDEMNIFICATION BY NOTES INVESTOR. Notes Investor recognizes that the offer, sale and issuance of the Notes to Notes Investor and the entering into of this Purchase Agreement with Notes Investor were and will be based upon the representations, warranties, acknowledgments and agreements of Notes Investor contained herein, and Notes Investor hereby agrees to defend and indemnify the Company, the Agent, the Escrow Agent and anyone acting for or on the Company’s behalf with respect to the execution, delivery and performance of this Purchase Agreement and/or the offer, sale and/or issuance of the Notes, and to hold the Company, the Agent, the Escrow Agent and each other person or entity harmless from and against all losses, liabilities, damages, costs or expenses (including reasonable attorneys’ fees) arising by reason of or in connection with any misrepresentation or any breach of any of such representations, warranties, acknowledgments or agreements by Notes Investor, or arising as a result of the sale or distribution of the Notes by Notes Investor in violation of this Purchase Agreement, the Act, or any applicable state securities laws or Notes Investor’s failure to fulfill any of Notes Investor’s other covenants or agreements set forth in the agreements attached hereto.

10. OFFER TO PURCHASE IRREVOCABLE. Notes Investor agrees that he or she shall not and cannot cancel, terminate or revoke this Purchase Agreement and that this Purchase Agreement shall survive the death, disability or incompetence of the Notes Investor.

11. MISCELLANEOUS. This Purchase Agreement shall be construed in accordance with and governed by the laws of the State of Missouri, without giving effect to the choice of law provisions thereof. This Purchase Agreement constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and may be amended only by a writing executed by all parties. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The remedies provided herein to the Company and its agents are cumulative and are not exclusive of any rights or remedies that may be available to any of them at law, in equity or otherwise. In the event any provision of this Purchase Agreement is held invalid, illegal or unenforceable, in whole or in part, the remaining provisions of this Purchase Agreement shall not be affected thereby and shall continue to be valid and enforceable. In the event any provision of this Purchase Agreement is held to be invalid, illegal or unenforceable as written, but valid, legal and enforceable if modified, then such provision shall be deemed to be amended to such extent as shall be necessary for such provision to be valid, legal and enforceable and it shall be enforced to that extent. This Purchase Agreement and the representations, warranties, acknowledgments and agreements contained herein shall be binding upon the heirs, legal representatives, successors and permitted assigns of the Notes Investor.

PURCHASE AGREEMENT SIGNATURE PAGE

The undersigned has executed this Purchase Agreement, on this  ____ day of __________, 2008.

Total Value of Investment:

Name of Notes Investor:

Address:

State of Residence:

Telephone Number:

Social Security Number(s):

NOTES INVESTOR:

Name:

Signature:
Title (if applicable):

Signature of Joint Tent or Tenant in Common (if so purchasing):

Signature:
Printed Name:
Relationship:

ACCEPTANCE

Show Me Ethanol, LLC hereby accepts this Purchase Agreement for all of the Notes offered to be purchased.

SHOW ME ETHANOL, LLC

Date of Acceptance:	By:
Name: Greg Thomas
_______________________, 2008		Title: General Manager